UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-14323	76-0568219
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1100 Louisiana, 10th Floor, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (713) 381-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

           The purpose of this Amendment No. 1 is to amend the original Current Report on Form 8-K filed by Enterprise Products Partners L.P. on October 28, 2009 (the “Original 8-K”), in connection with the transactions described in Item 2.01 of the Original 8-K, to include (i) the additional financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and (ii) certain additional exhibits under Item 9.01(d) of Form 8-K.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The historical financial statements of TEPPCO Partners, L.P. (“TEPPCO”) for the periods specified in Rule 3-05(b) of Regulation S-X are included in Exhibits 99.2 and 99.3 of this Current Report on Form 8-K.

(b)           Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information required by Article 11 of Regulation S-X is included in Exhibit 99.1 of this Current Report on Form 8-K.

(d)           Exhibits.

Exhibit No.	Description

99.1*	Unaudited Pro Forma Condensed Consolidated Financial Statements.
99.2*	Historical Unaudited Condensed Consolidated Financial Statements of TEPPCO Partners, L.P. for the three and nine months ended September 30, 2009 and 2008.
99.3
Historical Consolidated Financial Statements of TEPPCO Partners, L.P. as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Enterprise Products Partners L.P. on September 21, 2009).

____________________
* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.

By: Enterprise Products GP, LLC, its General Partner

Date: November 9, 2009	By:	/s/ Michael J. Knesek
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller and Principal Accounting Officer of Enterprise Products GP, LLC

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Unaudited Pro Forma Condensed Consolidated Financial Statements.
99.2*	Historical Unaudited Condensed Consolidated Financial Statements of TEPPCO Partners, L.P. for the three and nine months ended September 30, 2009 and 2008.
99.3
Historical Consolidated Financial Statements of TEPPCO Partners, L.P. as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Enterprise Products Partners L.P. on September 21, 2009).

____________________
* Filed herewith.